                         Morgan Stanley Information Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Neusta  6/28/  27,500  $22.00 $605,00  25,557    0.09%  0.12%   Morgan  JPMorg
r Inc.    05    ,000           0,000                            Stanle    an
                                                                  y,     Chase
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Friedm
                                                                  an
                                                                Billin
                                                                  gs
                                                                Ramsey
                                                                  ,
                                                                Jeffer
                                                                 ies
                                                                Broadv
                                                                 iew,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC